Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT AND CONSENT

This First Amendment and Consent (the “Amendment”) to each of the Credit Agreement and Collateral Agreement referred to below is dated as of December 18, 2009, by and among MANTECH INTERNATIONAL CORPORATION, a Delaware corporation, in its capacity as Borrower under the Credit Agreement referred to below (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Grantors”), the Lenders party hereto (the “Consenting Lenders”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.

STATEMENT OF PURPOSE:

The Borrower, the Lenders, certain other financial institutions and the Administrative Agent are parties to the Credit Agreement dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

The Borrower and certain of its Subsidiaries, as grantors, and the Administrative Agent, as collateral agent, are parties to the Collateral Agreement dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Collateral Agreement”).

The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement and the Collateral Agreement, each as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders have agreed to grant such requests of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise defined herein (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment) or the Collateral Agreement (as amended by this Amendment), as applicable.

2. Credit Agreement Amendments. The Credit Agreement is hereby modified as follows:

(a) New Definitions. The following definitions are hereby added to Section 1.01 in proper alphabetical order to read in their respective entirety as follows:

“‘Eurodollar Unavailability Period’ means any period of time during which a notice delivered to the Borrower in accordance with Section 3.02 or Section 3.03 shall remain in effect.”

“‘Prime Rate’ means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change; provided, however, that with respect to Swing Line Loans only, at all times in which the Swing Line Lender is not Bank of America, each of the foregoing references to ‘Bank of America’ shall be deemed to be references to the ‘Swing Line Lender’.”

“‘Transaction Costs’ means all transaction fees, charges and other amounts related to acquisitions permitted pursuant to Section 7.03(h) (whether or not consummated) and other extraordinary, non-recurring and unusual costs or losses incurred following the Closing Date.”

(b) Amended Definitions. The following definitions set forth in Section 1.01 are hereby amended as follows:

(i) The definition of “Applicable Rate” is hereby amended and restated to read in its entirety as follows:

“‘Applicable Rate’ means, the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Level	Consolidated Leverage Ratio	Commitment Fee	Applicable Rate for Eurodollar Rate Loans	Applicable Rate for Base Rate Loans
			Applicable Rate for Letters of Credit
I	Less than 1.50 to 1.00	0.200%	1.625%	0.750%
II	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.225%	1.750%	0.750%
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.250%	1.875%	0.750%
IV	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.275%	2.250%	1.250%
V	Greater than or equal to 3.00 to 1.00	0.300%	2.500%	1.500%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level V shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until such time as the Compliance Certificate is in fact delivered.

(ii) The definition of “Base Rate” is hereby amended and restated to read in its entirety as follows:

“‘Base Rate’ means, for any day, a rate per annum equal to the highest for such day of (a) the Prime Rate, (b) the sum of 0.50% plus the Federal Funds Rate and (c) except during a Eurodollar Unavailability Period, 1.00% plus the Eurodollar Rate.”

(iii) The definition of “Business Day” is hereby amended and restated to read in its entirety as follows:

“‘Business Day’ means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day related to any determination of the Eurodollar Rate, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market and with respect to any Letters of Credit issued in an Alternative Currency, any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.”

(iv) The definition of “Consolidated EBITDA” is hereby amended by adding the following new clause (vi) to the end of clause (a) of such definition:

“and (vi) Transaction Costs actually incurred (up to an aggregate amount equal to $5,000,000 in any four (4) fiscal quarter period)”

(v) The definition of “Consolidated Fixed Charges” is hereby amended by amending and restating clause (e) of such definition as follows:

“(e) cash repurchases of the Equity Interests of the Borrower or any of its Subsidiaries from Persons that are not Loan Parties (including, without limitation, Restricted Payments made pursuant to Section 7.06) during such period.”

(vi) The definition of “Equity Interests” is hereby amended by adding the following proviso at the end thereof:

“provided that prior to any conversion of convertible debt incurred pursuant to Section 7.02(k) into equity securities or capital stock, such convertible debt incurred pursuant to Section 7.02(k) shall not constitute Equity Interests.”

(vii) The definition of “Eurodollar Rate” is hereby amended and restated to read in its entirety as follows:

“‘Eurodollar Rate’ means,

(a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR rate, as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) (‘BBA LIBOR’) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, or

(b) for any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time on the date of determination (provided that if such day is not a Business Day, the next preceding Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made, continued or converted by Bank of America and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.

(c) Amendment to Section 2.14 “Increase in Commitments”. Section 2.14 is hereby amended and restated to read in its entirety as follows:

“2.14 Increase in Commitments.

(a) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $50,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $10,000,000, (ii) the Borrower may make a maximum of one such requests and (iii) no increases may be requested after February 26, 2010 without the prior written consent of the Administrative Agent. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than four (4) Business Days from the date of delivery of such notice to the Lenders).

(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. Subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists and shall be continuing. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

(f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.13 or 10.01 to the contrary.”

(d) Amendment to Section 3.02 “Illegality”. Section 3.02 is hereby amended and restated to read in its entirety as follows:

“3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Committed Loans to Eurodollar Rate Loans or, if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the Eurodollar Rate, to make Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender and Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate to Base Rate Loans as to which the rate of interest is not determined with reference to the Eurodollar Rate, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans or a Base Rate Loan as to which the interest rate is determined with reference to the Eurodollar Rate. Notwithstanding the foregoing and despite the illegality for such a Lender to make, maintain or fund Eurodollar Rate Loans or Base Rate Loans as to which the interest rate is determined with reference to the

Eurodollar Rate, that Lender shall remain committed to make Base Rate Loans as to which the rate of interest is not determined with reference to the Eurodollar Rate and shall be entitled to recover interest at such Base Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.”

(e) Amendment to Section 3.03 “Inability to Determine Rates”. Section 3.03 is hereby amended and restated to read in its entirety as follows:

“3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a Base Rate Loan as to which the interest rate is determined with reference to the Eurodollar Rate or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with a Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with a Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans and Base Rate Loans as to which the interest rate is determined with reference to the Eurodollar Rate shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice and during such period Base Rate Loans shall be made and continued based on the interest rate determined by the greater of clauses (a) and (b) in the definition of Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.”

(f) Amendment to Section 5.03 “Governmental Authorization; Other Consents”. Section 5.03(c) is hereby amended by adding the following parenthetical at the end of such clause “other than the filing of Uniform Commercial Code financing statements with the appropriate Governmental Authorities”.

(g) Amendment to Section 5.13 “Subsidiaries; Equity Interests”. Section 5.13 is hereby amended by replacing the parenthetical “(other than Liens permitted pursuant to Section 7.01(a))” in such Section with “(other than Liens permitted pursuant to Sections 7.01(a), 7.01(c) or 7.01(h))”.

(h) Amendment to Article VI “Affirmative Covenants”. The introductory paragraph of Article VI is hereby amended and restated to read in its entirety as follows:

“So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations to the extent no claim arising thereunder has been asserted) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:”

(i) Amendment to Section 6.04 “Payment of Obligations”. Section 6.04(b) is hereby amended by adding the following clause at the end of such subsection, “unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary”.

(j) Amendment to Section 6.12 “Additional Guarantors”. Section 6.12(a) is hereby amended and restated to read in its entirety as follows:

“(a) Notify the Administrative Agent within fifteen (15) days after any Person becomes a Subsidiary, and promptly thereafter (and in any event within sixty (60) days after such notification is received by the Administrative Agent), cause such Person (other than any such Person that is a CFC) to (i) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, (ii) execute and deliver to the Administrative Agent a joinder to the Collateral Agreement and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and, to the extent requested by the Administrative Agent, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.”

(k) Amendment to Section 6.16 “Deposit Accounts”. Section 6.16 is hereby amended by deleting the words “Excluded Account” and substituting in lieu thereof the words “Excluded Deposit Account”.

(l) Amendment to Article VII “Negative Covenants”. The introductory paragraph of Article VII is hereby amended and restated to read in its entirety as follows:

“So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations to the extent no claim arising thereunder has been asserted) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly:”

(m) Amendments to Section 7.02 “Indebtedness”. Section 7.02(k) is hereby amended and restated in its entirety to read as follows:

“(k) Additional unsecured Indebtedness (including, without limitation, convertible debt) of the Borrower or its Subsidiaries not otherwise permitted pursuant to this Section in an aggregate amount not to exceed $550,000,000 outstanding at any time; provided that (i) such additional Indebtedness does not mature or require any payment of principal (except to the extent permitted pursuant to Section 7.15) prior to the date that is at least six (6) months after the Maturity Date, (ii) immediately before and immediately after giving pro forma effect to the incurrence of any such additional Indebtedness (including the use of the proceeds thereof), no Event of Default shall have occurred and be continuing, (iii) immediately after giving effect to the incurrence of any such additional Indebtedness (including the use of the proceeds thereof), the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.12, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Indebtedness had been incurred as of the first day of the fiscal period covered thereby; (iv) immediately after giving effect to the incurrence of any such additional Indebtedness (including the use of the proceeds thereof), the Consolidated Leverage Ratio of the Borrower and its Subsidiaries shall not be greater than 2.75 to 1.00, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such Indebtedness had been incurred as of the first day of the fiscal period covered thereby and (v) immediately before the incurrence of any such additional Indebtedness, the Aggregate Commitments shall exceed the Total Outstandings by at least $50,000,000.”

(n) Amendment to Section 7.03 “Investments”. Section 7.03(h) is hereby amended and restated in its entirety to read as follows:

“(h) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation) or the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit by the Borrower or one or more of its Subsidiaries; provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(h):

(i) the board of directors (or the persons performing similar functions) of the Person to be (or the Person owning the line of business or property of which is to be) so purchased or otherwise acquired shall have approved such proposed purchase or other acquisition;

(ii) the Person to be (or the Person owning the line of business or property of which is to be) so purchased or otherwise acquired is headquartered, and its primary operations are conducted, in the United States;

(iii) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

(iv) such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

(v) [Reserved];

(vi) (A) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing; (B) immediately after giving effect to such purchase or other acquisition, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.12, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and (C) immediately after giving effect to such purchase or acquisition, the Consolidated Leverage Ratio of the Borrower and its Subsidiaries shall not be greater than 2.75 to 1.00, such compliance to be determined on the basis of the financial information most recently delivered to the

Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby;

(vii) the Borrower shall have delivered to the Administrative Agent and each Lender, (A) at least two (2) Business Days prior to the date on which any such purchase or other acquisition, the consideration of which does not exceed $5,000,000, is to be consummated and (B) at least five (5) Business Days prior to the date on which any other purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; and

(viii) after giving effect to any such purchase or acquisition, the Aggregate Commitments shall exceed the Total Outstandings by at least $50,000,000;”

(o) Amendment to Section 7.06 “Restricted Payments”. Section 7.06(e) is hereby amended and restated in its entirety to read as follows:

“(e) the Borrower may repurchase its Equity Interests in an aggregate amount not to exceed $40,000,000 in any fiscal year pursuant to a stock repurchase plan approved by the Borrower’s board of directors so long as each of the following conditions is satisfied:

(i) no Event of Default shall have occurred and be continuing;

(ii) the Borrower demonstrates (to the satisfaction of the Administrative Agent) compliance with the financial covenants set forth in Section 7.12 both before and after giving pro forma effect to the following transactions;

(iii) immediately after giving effect to such purchase or acquisition, (A) the Consolidated Leverage Ratio of the Borrower and its Subsidiaries shall not be greater than 2.75 to 1.00 and (B) the Consolidated Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries shall not be less than 1.20 to 1.00, in each case, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby; and

(iv) immediately after giving effect to such purchase or acquisition (including, without limitation, the funding of any Loans in connection therewith), the Aggregate Commitments shall exceed the Total Outstandings by at least $50,000,000; and”

(p) Amendments to Section 7.15 “Prepayments, Etc. of Indebtedness”. Section 7.15 is hereby amended by inserting the following new clause (c):

“and (c) refinancings, refundings, renewals, redemptions or extensions of Indebtedness incurred pursuant to Section 7.02(k) (A) with the proceeds of other Indebtedness incurred pursuant to

Section 7.02(k) and (B) subject to the limitations of Section 7.07, with Equity Interests issued or deemed issued upon the conversion of any convertible debt incurred pursuant to Section 7.02(k).”

(q) Amendment to Section 10.07 “Treatment of Certain Information; Confidentiality”. Section 10.07(f)(i) is hereby amended by deleting “or any Eligible Assignee invited to be a Lender pursuant to Section 2.14(c)” from such Section.

3. Collateral Agreement Amendments. The Collateral Agreement is hereby modified as follows:

(a) Amendment to Section 1.2 “Definitions”. The definition of “Excluded Deposit Account” is hereby amended by deleting the amount “100,000” and substituting in lieu thereof the amount “$1,000,000”.

(b) Amendment to Section 4.3 “Changes in Location; Changes in Name or Structure”. The first paragraph of Section 4.3 is hereby amended and restated to read in its entirety as follows:

“No Grantor will, except upon no more than ten (10) days subsequent written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements (executed if necessary for any particular filing jurisdiction) and other instruments and documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the Security Interests and (b) if applicable, a written supplement to the Schedules of this Agreement:”

4. Deposit Accounts. Notwithstanding anything to the contrary in Section 6.16 of the Credit Agreement or Section 4.3 of the Collateral Agreement, the parties hereto hereby agree that to the extent a new Deposit Account (other than any Excluded Deposit Account) is acquired by an Loan Party after the date hereof that is not maintained with a Lender or Affiliate of a Lender and subject to a deposit account control agreement, such Deposit Account may remain open for no more than forty-five (45) days after it is acquired so long as such Loan Party is actively taking steps to transition such Deposit Account to a Lender or its Affiliate and to otherwise comply with Sections 6.16 of the Credit Agreement and Section 4.3 of the Collateral Agreement.

5. Name Change. The name of ManTech McDonald Bradley, Inc., a Subsidiary Grantor, was changed on January 15, 2008 to ManTech MBI, Inc. On or about April, 2008, the Borrower provided notice of this name change to the Administrative Agent, and a UCC-3 name change amendment was duly filed. The Lenders hereby agree and acknowledge that the breach, if any, of Section 4.3(iv) of the Collateral Agreement on account of such name change has been cured.

6. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date hereof:

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent (on behalf of itself and each of the Consenting Lenders by virtue of each Consenting Lender’s execution of a Lender Authorization), the Borrower, and the Subsidiary Grantors;

(b) the Administrative Agent shall have received executed Lender Authorizations from the Consenting Lenders constituting Required Lenders;

(c) the Administrative Agent and the Lenders shall have been paid or reimbursed for all fees (including, without limitation, the fees set forth in that certain letter agreement dated as of November 11, 2009 (as amended, restated, supplemented or otherwise modified) among Bank of America, N.A., Banc of America Securities LLC and the Borrower) and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent; and

(d) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

7. Effect of the Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

8. Representations and Warranties/No Default. By their execution hereof,

(a) each of the Borrower and each Subsidiary Grantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that after giving effect to the amendments set forth in Section 2 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (unless such representation and warranty is subject to a materiality qualifier in which case it must be true and correct in all respects) as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representation and warranty is subject to a materiality qualifier in which case it must be true and correct in all respects) as of the earlier date) and that no Default or Event of Default has occurred or is continuing under the Credit Agreement; and

(b) the Borrower and each Subsidiary Grantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii) this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each of the Subsidiary Grantors, and each such document constitutes the legal, valid and binding obligation of the Borrower and each of the Subsidiary Grantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

9. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 7 each Loan Party hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12. Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

MANTECH INTERNATIONAL CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: EVP and Chief Financial Officer

SUBSIDIARY GRANTORS:

MANTECH COMMAND CONTROL SYSTEMS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH INFORMATION SYSTEMS & TECHNOLOGY CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SECURITY & MISSION ASSURANCE CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

MANTECH SOLUTIONS & TECHNOLOGIES CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH GRS SOLUTIONS, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SYSTEMS SOLUTIONS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SYSTEMS ENGINEERING CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SUPPORT TECHNOLOGY, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

NSI TECHNOLOGY SERVICES CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH ADVANCED SYSTEMS INTERNATIONAL, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH TELECOMMUNICATIONS AND INFORMATION SYSTEMS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH EUROPE SYSTEMS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH AUSTRALIA INTERNATIONAL, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

MANTECH U.K. SYSTEMS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH ADVANCED DEVELOPMENT GROUP, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SECURITY TECHNOLOGIES CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH GRAY HAWK SYSTEMS, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH TEST SYSTEMS, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

MANTECH ENVIRONMENTAL RESEARCH SERVICES CORP.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

DB DATA SYSTEMS, LLC

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

GRAY HAWK TECHNOLOGY SOLUTIONS, L.L.C.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

HAWKEYE SYSTEMS, LLC

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

SYMMETRON HOLDING CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

SYMMETRON, LLC

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH CYBER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Vice President and Treasurer

MANTECH GLOBAL SERVICES CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH MISSION OPERATIONS CORPORATION

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH MBI, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH SRS TECHNOLOGIES, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

[Signature Pages Continue]

NEXOLVE CORPORATION

By:	/s/ Michael R. Putnam
Name: Michael R. Putnam
Title: Secretary

DDK TECHNOLOGY GROUP, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

EWA-JV, LLC

By:	/s/ Michael R. Putnam
Name: Michael R. Putnam
Title: Secretary

INTEROP II

By:	/s/ Michael R. Putnam
Name: Michael R. Putnam
Title: Secretary

MANTECH ELECTRONICS INTEROPERABILITY SERVICES, INC.

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Senior Vice President and Treasurer

MANTECH ETG, LLC

By:	/s/ Kevin M. Phillips
Name: Kevin M. Phillips
Title: Vice President

BANK OF AMERICA, N.A., as Administrative Agent (on behalf of itself and the Consenting Lenders who have executed a Lender Authorization) and as L/C Issuer and a Lender

By:	/s/ Barbara P. Levy
Name: Barbara P. Levy
Title: Senior Vice President